Exhibit 99.1

ASSET PURCHASE AGREEMENT

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (“Agreement”) is entered into effective the 1st of October, 2006, by and among Vivid Learning Systems, Inc., a Delaware corporation [“Vivid”], with its corporate office at 723 The Parkway, Richland, Washington 99352 and Nuvotec USA, Inc. [“Nuvotec”], with its corporate office at 723 The Parkway, Richland, Washington 99352.

RECITALS

WHEREAS, Vivid and Nuvotec have determined that the purchase of certain assets of Nuvotec [a list thereof attached hereto as Exhibit  A] by Vivid pursuant to, and subject to all of the terms and conditions of, this Agreement, is advisable, fair, and in the best interests of Vivid and Nuvotec;

NOW, THEREFORE, in consideration of the representations, warranties, covenants, and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

AGREEMENTS

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth together with other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

ARTICLE I
THE PURCHASE

Section 1.1 The Purchase. Upon the terms and subject to the conditions of this Agreement, at the Effective Time (as hereinafter defined), Nuvotec will sell to Vivid, and Vivid shall purchase and have lawful, valid, and indefeasible title to certain assets of Nuvotec, [reference attached Exhibit A, hereinafter the “Assets”]. Further, Vivid shall assume the liabilities associated with the Assets [reference Section 3.2.3]. This Agreement in no manner shall be interpreted to be either a purchase, in whole or in part, of the Nuvotec corporate entity or a purchase of the shares of Nuvotec.

Section 1.2  Effective Time of the Purchase. The Purchase shall have an effective date of October 1, 2006.

Section 1.3 Closing. The Closing of the transactions contemplated by this Agreement shall take place at 8:00 a.m. local time, at 723 The Parkway, Richland, Washington, on or before December 31, 2006. On the Closing date or as specified below, Vivid shall deliver all funds and documents required by this Agreement and Nuvotec shall deliver a bill of sale for the Assets in the form attached as Exhibit B [“Bill of Sale”].

ARTICLE II
CONSIDERATION

In consideration for the Assets sold by Nuvotec to Vivid, Vivid shall pay Nuvotec One Dollar [$1.00].

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of Vivid. Vivid hereby represents and warrants to Nuvotec that:

3.1.1 Organization; Corporate Power and Authority. Vivid is a corporation duly and validly organized and existing under the laws of the State of Delaware. Vivid has full power, legal capacity, and authority to carry on its business as it is now conducted, to own, lease, and operate its assets and properties, and to enter into, perform, and comply with this Agreement.

3.1.2 Authorization; Enforceability; No Conflict. The execution, delivery, and performance of this Agreement by Vivid has been duly authorized by all necessary corporate action. This Agreement constitutes the valid and binding obligation of Vivid, enforceable in accordance with its terms except as limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, and similar laws affecting creditors generally and by the availability of equitable remedies. The execution, delivery, and performance of this Agreement will not, and at Closing shall not, conflict with, or result in the breach or termination of, or constitute a default under, the articles of incorporation or bylaws of Vivid or any agreement, commitment, or instrument, judgment, or decree to which Vivid is a party or by which Vivid or its properties are bound.

3.1.3 Disclosure. To the best knowledge of Vivid, neither this Agreement nor any other instrument/document delivered to Nuvotec pursuant to this Agreement nor any due diligence documents or other materials delivered to Nuvotec in connection with this Agreement contain any untrue statement of material fact or omits to state any material fact required to be stated herein or therein or necessary to make the statements, representations, or warranties, and information contained herein or therein to be not misleading.

Section 3.2 Representations and Warranties of Nuvotec. Nuvotec hereby represents and warrants to Vivid that:

3.2.1 Organization; Corporate Power and Authority. Nuvotec is a corporation duly and validly organized and existing under the laws of Washington. Nuvotec has full power, legal capacity, and authority to carry on its business as it is now conducted, to own, lease, and operate its assets and properties, and to enter into, perform, and comply with this Agreement.

3.2.2  Authorization; Enforceability; No Conflict. The execution, delivery, and performance of this Agreement by Nuvotec has been duly authorized by all necessary corporate action. This Agreement constitutes the valid and binding obligation of Nuvotec, enforceable in accordance with its terms except as limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, and similar laws affecting creditors generally and by the availability of equitable remedies. The execution, delivery, and performance of this Agreement will not, and at Closing shall not, conflict with, or result in the breach or termination of, or constitute a default under, the corporate documents of Nuvotec or any agreement, commitment, or instrument, judgment or decree to which Nuvotec is a party or by which Nuvotec or the properties of Nuvotec are bound.

3.2.3 Liabilities. Nuvotec has no liabilities or obligations of any nature or kind, whether absolute or contingent, known or unknown, accrued or unaccrued, due or to become due related to the Assets being purchased by Vivid except for contractual obligations under the on-going agreements included in the Assets, the personal time bank account amounts for the transferred personnel, and accounts payable associated with the Assets.

3.2.4 Disclosure. To the best knowledge of Nuvotec, neither this Agreement nor any other instrument/document delivered to Vivid pursuant to this Agreement nor any due diligence documents or other materials delivered to Vivid in connection with this Agreement contain any untrue statement of material fact or omits to state any material fact required to be stated herein or therein or necessary to make the statements, representations, or warranties, and information contained herein or therein to be not misleading.

3.2.5 Title to Assets. Nuvotec is the record and beneficial owner of the Assets to be purchased by Vivid from Nuvotec, free and clear of any security interest, claim, lien, pledge, encumbrance, or restriction whatsoever in law or in equity, and Nuvotec’s delivery and/or granting of access to Vivid on Closing of this Agreement will convey to Vivid lawful, valid, and indefeasible title thereto, free and clear of any security interest, claim, lien, pledge, encumbrance, or restriction whatsoever.

Section 3.3 No Further Representations or Warranties. The parties hereto acknowledge that due diligence has occurred, and that, as a result, each party is adequately informed about the other’s past, current, and planned business activities and strategies. Accordingly, the representations and warranties contained in Sections 3.1 and 3.2 of this Agreement are exclusive, and no further representations or warranties shall be deemed to have been made by either party pursuant to this Agreement.

ARTICLE IV
TERMINATION OF AGREEMENT

This Agreement may be terminated at any time before the Closing by mutual consent of the parties.

ARTICLE V
INDEMNIFICATION

Section 5.1 Indemnification of Nuvotec. Without in any way limiting or diminishing the warranties, representations, or agreements herein contained or the rights or remedies available to Nuvotec for a breach by Vivid, Vivid agrees to indemnify, defend, and hold harmless Nuvotec and its designees, successors, and assigns from and against all losses, judgments, liabilities, claims, damages, and expenses (including reasonable attorneys’ fees) of every kind, nature, and description in existence before or on the Closing, whether known or unknown, absolute or contingent, joint or several, either arising out of any failure of any representation or warranty of Vivid contained in this Agreement to have been correct and materially complete when made or arising out of or relating to the breach of any covenant or agreement of Vivid contained in this Agreement.

Section 5.2 Indemnification of Vivid. Without in any way limiting or diminishing the warranties, representations, or agreements herein contained or the rights or remedies available to Vivid for a breach by Nuvotec, Nuvotec agrees to indemnify, defend, and hold harmless Vivid and its designees, successors, and assigns from and against all losses, judgments, liabilities, claims, damages, and expenses (including reasonable attorneys’ fees) of every kind, nature, and description in existence before or on the Closing, whether known or unknown, absolute or contingent, joint or several, either arising out of any failure of any representation or warranty of Nuvotec contained in this Agreement to have been correct and materially complete when made or arising out of or relating to the breach of any covenant or agreement of Nuvotec contained in this Agreement.

ARTICLE VI
MISCELLANEOUS PROVISIONS

Section 6.1 Confidentiality. Each of the parties will treat and hold all of the confidential information of the other exchanged as a result of the due diligence and the transactions contemplated by this Agreement in the highest level of care and confidence. No information of the other party shall be released without the prior written approval of said party; provided, however, the parties may disclose such information as is necessary to comply with any information or disclosure requirements of any governmental agency. In such event, the party to whom the information belongs shall be immediately notified by the party from whom the information has been requested.

Section 6.2 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

Section 6.3 Notices. All notices, requests, demands, or other communications which are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been duly given: (i) on the date of delivery if personally delivered by hand, (ii) upon the third day after such notice is deposited in the United States mail, if mailed by registered or certified mail, postage prepaid, return receipt requested, (iii) on the day after such notice is sent by overnight delivery via a nationally recognized overnight express courier, or iv)  upon written confirmation (other than the automatic confirmation that is received from the recipient's facsimile machine) of receipt by the recipient of such notice if sent by facsimile transmission:

If to VIvid:
Vivid Learning Systems, Inc.
c/o Preston Gates & Ellis, LLP
925 Fourth Avenue, Suite 2900
Seattle, WA 98104-1158
Attention: Scott Greenburg
Telephone No.: 206/ 623-7580
Facsimile No.: 206/ 623-7022

If to Nuvotec:
Nuvotec USA,Inc.
723 The Parkway
Richland, WA 99352
Attention: Sandra Muller
Telephone No.: 509/943-5319
Facsimile No.: 509/943-5528

Section 6.4 Survival of Representations. The representations and warranties given under this Agreement shall be continuing and survive the closing of the transaction contemplated by this Agreement.

Section 6.5 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 6.6 Miscellaneous. This Agreement (including the documents and instruments referred to herein): (i) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof; (ii) shall not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto; and (iii) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Washington, exclusive of the conflict of laws provisions thereof.

Section 6.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Section 6.8 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

Section 6.9 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

Signature Page Follows

IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be signed by their respective officers thereunto duly authorized.

VIVID LEARNING SYSTEMS, INC.

By:          /s/
Christopher L. Britton
Chief Executive Officer

NUVOTEC USA, INC.

By:          /s/
Robert L. Ferguson
Chief Executive Officer

EXHIBIT B

BILL OF SALE

For valuable consideration, Nuvotec USA, Inc., a Washington corporation [“Nuvotec”] hereby sells, assigns and transfer to Vivid Learning Systems, Inc., a Delaware corporation, all of Nuvotec’s right, title, and interest in and to the personal property described in attached Exhibit A [“Assets”].

Nuvotec warrants that title to the Assets is free and clear of any security interest, claim, lien, pledge, encumbrance, or restriction whatsoever in law or in equity. EXCEPT AS SO PROVIDED, NUVOTEC MAKES NO WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ALL WARRANTIES REGARDING THE VALUE, CONDITION, LOCATION, MERCHANTABILITY, AND FITNESS OF THE ASSETS FOR ANY PARTICULAR PURPOSE.

Dated: December 15, 2006.

NUVOTEC USA, INC. /s/ Robert L. Ferguson Chief Executive Officer